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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ..................................
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported)  November 13, 2000
                                                        -----------------


                             The Netplex Group, Inc.
                            -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


              1-11784                               11-2824578
              -------                               ----------
     (Commission File Number)          (I.R.S. Employer Identification Number)

1800 Robert Fulton Drive, Suite 250

            Reston, Virginia                             20191
            ----------------                             -----
(Address of Principal Executive Offices)               (Zip Code)



                                 (703) 716-4777
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.


1.  Announcement of Earnings.
    ------------------------

     On November 13, 2000, the Company announced its earnings for the third fiscal quarter 2000. The press release containing such announcement is attached as Exhibit 1.
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Signatures
----------

     In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  The Netplex Group, Inc.




Date:  November 11, 2000          By: /s/ Gene F. Zaino
                                     -----------------------------------------
                                     Gene F. Zaino, Chairman of the Board,
                                         President and Chief Executive Officer

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